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                            SALE AGREEMENT SUPPLEMENT

      This Supplement to the Contribution, Sale and Assignment Agreement dated as of March 1, 1995, as amended by Amendment Agreement No. 1 thereto dated as of March 1, 1996 and by Amendment Agreement No. 2 thereto dated as of June 27, 1996 (as so amended, the "Sale Agreement") between FSI Funding Corp. II (the "Company") and Financing for Science International, Inc. (the "Seller") is being executed and delivered as of the date set forth below pursuant to Section 2.01(d) of the Sale Agreement.

      1. The Seller hereby sells to the Company (a) each Additional Lease Contract listed on Schedule A hereto (the "Additional Lease Contracts") and any and all moneys of whatsoever nature payable pursuant to such Additional Lease Contract accruing after the Related Cut-Off Date, including without limitation all related Lease Receivables and any Insurance Proceeds, condemnation or indemnity payments and other amounts payable in connection with the termination of such Additional Lease Contract, (b) all security deposits and all rights, powers and remedies of the Seller under or in connection with such Additional Lease Contract, whether arising under the terms of such Additional Lease Contract, by statute, at law or in equity, or otherwise arising out of any default by the Customer under such Additional Lease Contract, including without limitation all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (c) each item of the Purchased Equipment subject to certain Additional Lease Contracts, including without limitation all additions, alterations, accessions or modifications thereto or replacements of any part thereof, and all intangibles and other rights associated with such Purchased Equipment, including without limitation any licenses to use or own such Purchased Equipment and any manufacturer's or other warranties with respect to such Purchased Equipment, (d) all documents of title, books and records concerning the foregoing property (including without limitation all computer programs, tapes, disks and related items containing any such information), and
(e) all proceeds of the foregoing of any nature whatsoever, including without limitation all Insurance Proceeds and all other proceeds of the conversion, voluntary or involuntary, of any thereof.

      2. The Seller hereby contributes and transfers to the Company, as an additional capital contribution by the Seller to its wholly-owned subsidiary, all right, title and interest of the Seller in and to each item of the Contributed Equipment subject to certain Additional Lease Contracts, including without limitation all additions, alterations, accessions or modifications thereto or replacements of any part thereof, and all intangibles and other rights associated with such Contributed Equipment, including without limitation any licenses to use or own such Contributed Equipment and any manufacturer's or other warranties with respect to such Contributed Equipment, and all documents of title, books and records concerning such Contributed Equipment (including without limitation all computer programs, tapes, disks and related items containing any such information).
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                                       -2-

      3. Attached hereto as Schedule A is a supplement to Schedule A to the Sale Agreement. The Seller hereby represents and warrants that the attached Schedule A accurately identifies and sets forth information regarding each Additional Lease Contract.

      4. Attached hereto as Schedule C is a supplement to Schedule C to the Sale Agreement. The Seller hereby represents and warrants that the attached Schedule C accurately sets forth information regarding the Security Deposits with respect to each Additional Lease Contract.

      5. Each Additional Lease Contract is an Eligible Lease Contract.

      6. All capitalized terms used herein which are not expressly defined herein have the meanings ascribed to such terms in Appendix A to the Sale Agreement.

      WITNESS the seal of FSI and the signature of the undersigned officer this 27th day of June, 1996.

                                          FINANCING FOR SCIENCE
                                            INTERNATIONAL, INC.

[Corporate Seal]
                                          /s/ Robert W. Maxwell
                                          ----------------------------
                                          Name:  Robert W. Maxwell
                                          Title: President

ACCEPTED:

FSI FUNDING CORP. II


/s/ Robert W. Maxwell
- --------------------------
Name: Robert W. Maxwell
Title:   President



CONSENTED TO:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


/s/ Karin W. Cranz
- --------------------------
Name: Karin W. Cranz
Title:   Trust Officer